UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2100 Powell Street, Suite 900

Emeryville, CA 94608

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVAX	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 7, 2019, Dynavax Technologies Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC and William Blair & Company, L.L.C., as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale in an underwritten public offering of 18,525,000 shares of common stock of the Company, par value $0.001 per share (“Common Stock”), 4,840 shares of newly designated non-voting Series B Convertible Preferred Stock of the Company, par value $0.001 per share (“Series B Stock”), and warrants to purchase an aggregate of 5,841,250 shares of Common Stock (“Warrants”). Each share of Common Stock is being sold together with a Warrant to purchase 0.25 of a share of Common Stock, at a combined price to the public of $3.00 per share of Common Stock and accompanying Warrant. Each share of Series B Stock is being sold together with Warrants to purchase 250 shares of Common Stock, at a combined price to the public of $3,000.00 per share of Series B Stock and accompanying Warrants. The net proceeds to the Company from the offering are expected to be approximately $65.5 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company and excluding any proceeds that the Company may receive upon exercise of the Warrants. The offering is expected to close on or about August 12, 2019, subject to customary closing conditions.

All of the Warrants being sold in the offering will have an exercise price of $4.50 per share of Common Stock, subject to proportional adjustments in the event of stock splits or combinations or similar events. The warrants will be immediately exercisable upon issuance and will expire on the 30-month anniversary of the date of issuance. However, the holder will be prohibited, pursuant to the terms and conditions of the Warrants, from exercising Warrants for shares of Common Stock if, as a result of such exercise, the holder, together with its affiliates and attribution parties, would beneficially own more than 4.99% of the total number of shares of Common Stock then issued and outstanding, which percentage may be changed at the holders’ election to a higher or lower percentage (not to exceed 19.99%) upon 61 days’ notice to the Company.

The securities to be offered and sold in the offering will be issued pursuant to a shelf registration statement on Form S-3 that automatically became effective upon filing with the Securities Exchange Commission (“SEC”) on August 8, 2017 and accompanying prospectus (Registration Statement No. 333-219781) and a prospectus supplement thereunder.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this report and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrant, a copy of which is filed as Exhibit 4.1 to this report and is incorporated herein by reference.

A copy of the legal opinion and consent of Cooley LLP relating to the legality of the issuance and sale of the securities in the offerings is attached as Exhibit 5.1 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2019, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware with respect to the Series B Stock.

The rights, preferences and privileges of the Series B Stock are set forth in the Certificate of Designation. Each share of Series B Stock is convertible into 1,000 shares of Common Stock at the holder’s option. However, the holder will be prohibited, subject to certain exceptions, from converting shares of Series B Stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates and attribution parties, would beneficially own more than 4.99% of the total number of shares of Common Stock then issued and outstanding, which percentage may be changed at the holders’ election to a higher or lower percentage (not to exceed 19.99%) upon 61 days’ notice to the Company. Shares of Series B Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding shares of Series B Stock will be required to amend the terms of the Series B Stock or take certain other actions with respect to the Series B Stock. Shares of Series B Stock will be entitled to receive dividends equal to (on an as-if-converted-to-Common Stock basis), and in the same form and manner as, dividends actually paid on shares of Common Stock.

A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the rights, preferences and privileges of the Series B Stock is qualified in its entirety by reference to such exhibit.

Item 8.01	Other Events.

On August 7, 2019, the Company issued a press release announcing the commencement of the offering and on August 8, 2019 the Company issued a press release announcing that the Company had priced the offering. Copies of these press releases are attached as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the Company’s expectations with respect to the completion, timing and size of the public offering and the expected net proceeds from the offering. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the public offering. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in the Company’s filings with the SEC, including in the section captioned “Risk Factors” in the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2019. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated April 7, 2019, by and among Dynavax Technologies Corporation, Cowen and Company, LLC and William Blair & Company, L.L.C., as representatives of the several underwriters named therein.

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock of the Company.

4.1	Form of Warrant to Purchase Common Stock.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press release, dated August 7, 2019.

99.2	Press release, dated August 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: August 8, 2019	By:	/s/ STEVEN N. GERSTEN .
Steven N. Gersten
Senior Vice President